UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant’s telephone number, including area code: 800-934-5550

Date of fiscal year end: 06/30/2024

Date of reporting period: 06/30/2024

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2024 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund	ANNUAL REPORT

Institutional Class (IMSCX)

June 30, 2024

This annual report to shareholders contains important information of the IMS Capital Value Fund (the “Value Fund”) for the year ended June 30, 2024. You can find the Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com. You can also request this information without charge by contacting the Fund at (877) 244-6235.

What were the Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class shares	$216	1.85%

How has the Fund performed during the past 10 years?

Cumulative Performance of a Hypothetical $10,000 Investment as-of June 30, 2024

Average Annual Total Returns
	1 Year	5 Years	10 Years
Institutional Class shares	33.16%	12.48%	8.72%
S&P 500® Total Return Index	24.56%	15.03%	12.85%

The above line graph shows the value of a hypothetical $10,000 investment in the Value Fund’s Institutional Class shares versus the S&P 500® Total Return Index, the Value Fund’s regulatory benchmark. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

IMS Capital Value Fund	ANNUAL REPORT

Institutional Class (IMSCX)

June 30, 2024

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

How did the Fund perform last year?

The Value Fund returned +33.16% for the fiscal year ended June 30, 2024. The Value Fund’s benchmark, the S&P 500® Total Return Index (“S&P 500”), returned +24.56% during the same period. The Value Fund’s one-year return beat the Fund’s benchmark primarily due to stock selection which included a higher weighting to large cap growth companies that have performed very well through 2024.  These companies were purchased at significantly lower prices when they were historically undervalued and we have chosen to keep them in the portfolio as we believe their fundamentals remain historically undervalued.

What factors influenced performance during the past year?

The Federal Reserve over the past year has been guided by its assessment of economic data, specifically inflation trends and labor market conditions. Over the past 12 months, geopolitical events have exerted significant influence on equity markets, contributing to volatility and shifting investor sentiment. Such events include the Russia-Ukraine conflict, U.S.-China relations, Middle East tensions and ongoing tensions between China and Taiwan.

Positioning

We seek to invest in a diversified portfolio of quality, hand-picked, growth and value companies that we believe are temporarily undervalued.

Top Contributors		Top Detractors
NVIDIA Corp.	+193%	Starbucks Corp.	-14%
Broadcom, Inc.	+88%	Pfizer, Inc.	-19%
GE Aerospace Co.	+83%	Hawaiian Electric Industries	-24%
Meta Platforms, Inc. - Class A	+76%	Nike, Inc. - Class B	-34%

What are some Fund statistics?

Fund Statistics
Total Net Assets	$51,318,250	Investment Advisory Fees Paid	$544,132
Number of Portfolio Holdings	35	Portfolio Turnover Rate	20.76%

What did the Fund invest in?

Sector Allocation (as a % of Portfolio)
Information Technology	29.18%	Industrials	9.35%
Communication Services	18.23%	Utilities	2.53%
Consumer Discretionary	14.71%	Consumer Staples	2.50%
Financials	11.56%	Energy	2.21%
Health Care	9.73%

Top Ten Holdings (as a % of Net Assets)
NVIDIA Corp.	9.63%	Wells Fargo & Co.	4.98%
Meta Platforms, Inc. – Class A	8.06%	General Electric Co.	4.38%
Alphabet, Inc. – Class A	5.72%	Apple, Inc.	4.10%
Microsoft Corp.	5.49%	Boeing Co.	3.80%
Amazon.com, Inc.	5.48%	Starbucks Corp.	3.00%

Material Fund Changes

The Value Fund did not have any material changes that occurred since the beginning of the reporting period.

Change in and Disagreements with Accountants

The Audit Committee of the Board has approved and selected (and the Board has approved) Tait Weller & Baker, LLP ("Tait") to replace Cohen & Company, Ltd. ("Cohen") as the Value Fund's independent registered public accounting firm for the Value Fund's fiscal year ended June 30, 2024. Through the past fiscal year and through the date of Cohen's replacement as auditor of the Value Fund, the Value Fund had no disagreement with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Cohen would have caused Cohen to make reference to the disagreement in a Cohen report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

With respect to the Value Fund, Cohen’s audit opinions, including for the fiscal year ended June 30, 2023, did not contain either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last fiscal year of the Value Fund, neither the Value Fund nor anyone on their behalf has consulted Tait on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Value Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Value Fund requested Cohen to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter will be filed as an Exhibit to the Form N-CSR filing.

Availability of Additional Information

You can find additional information about the Value Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.imsfunds.com. You can also request this information by contacting us at (877)244-6235.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund.

IMS Strategic Income Fund	ANNUAL REPORT

Institutional Class (IMSIX)

June 30, 2024

This annual report to shareholders contains important information of the IMS Strategic Income Fund (the “Income Fund”) for the year ended June 30, 2024. You can find the Income Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at http://www.imsfunds.com. You can also request this information without charge by contacting the Fund at (877) 244-6235.

What were the Income Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$205	1.99%

How has the Fund performed during the past 10 years?

Cumulative Performance of a Hypothetical $10,000 Investment as-of June 30, 2024

Average Annual Total Returns
	1 Year	5 Years	10 Years
Institutional Class shares	6.53%	1.76%	(3.43)%
Bloomberg Barclays U.S. Aggregate Bond Index	2.63%	(0.23)%	1.35%

The above line graph shows the value of a hypothetical $10,000 investment in the Income Fund’s Institutional shares versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Fund’s regulatory benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a widely used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade and has a greater number of securities than is found in the Income Fund’s portfolio.

IMS Strategic Income Fund	ANNUAL REPORT

Institutional Class (IMSIX)

June 30, 2024

 The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

How did the Fund perform last year?

The Income Fund returned +6.53% with dividends reinvested, outperforming its benchmark of the Bloomberg Barclay’s U.S. Aggregate Bond Index at +2.63%.

What factors influenced performance during the past year?

The primary sources of the Income Fund’s outperformance of its benchmark were the Income Fund’s allocations to common stock and high yield, which are not in the benchmark.

The fiscal year started with the last increase in the Fed Funds rate in July, 2023, to the 5.25%-5.5% range. The Federal Reserve (the “Fed”) held tight for the remainder of the fiscal year, waiting for the very strong U.S. economy to slow so they could justify their first rate cut. By June 30, 2024, economic growth, employment statistics, and several inflation measures showed progress, although the Fed’s favorite Core CPE inflation measure was not yet clearly stable at 2% or below.

At June 30, 2024, short-term Treasury rates had changed marginally, but rates 7 years and longer were 40 to 60 basis points higher than a year ago. The 10-year Treasury bond started the fiscal year at 3.84% and ended at 4.40%.

Positioning

The Income Fund’s ability to be flexible allows it to invest in a wide range of income-producing securities. Going forward, the Income Fund will generally have a blend of bonds, and a smaller percentage of income-producing stocks. Our outlook for the bond market is positive as we expect rates to gradually fall. We believe the Income Fund is well positioned to benefit from falling rates.

What are some Fund statistics?

Fund Statistics
Total Net Assets	$12,861,589	Investment Advisory Fees Paid	$32,220
Number of Portfolio Holdings	28	Portfolio Turnover Rate	530.27%

What did the Fund invest in?

Sector Allocation (as a % of Portfolio)
Corporate Bonds	56.10%	Structured Notes	14.73%
Government Bonds	14.78%	Common Stock	14.39%

Top Ten Holdings (as a % of Net Assets)
U.S. Treasury Bond (Government Bond)	14.97%	Ford Motor Co. (Corporate Bond)	4.42%
Staples, Inc. (Corporate Bond)	5.22%	Bank of Montreal (Structured Note)	4.35%
Royal Caribbean Cruises Ltd. (Corporate Bond)	5.09%	Navient Corp. (Corporate Bond)	4.19%
Service Properties Trust (Corporate Bond)	4.72%	Societe Generale SA (Structured Note)	4.13%
Mattel, Inc. (Corporate Bond)	4.60%	Nordstrom, Inc. (Corporate Bond)	4.08%

Material Fund Changes

The Income Fund did not have any material changes that occurred since the beginning of the reporting period.

Change in and Disagreements with Accountants

The Audit Committee of the Board has approved and selected (and the Board has approved) Tait Weller & Baker, LLP ("Tait") to replace Cohen & Company, Ltd. ("Cohen") as the Income Fund's independent registered public accounting firm for the Income Fund's fiscal year ended June 30, 2024. Through the past fiscal year and through the date of Cohen's replacement as auditor of the Income Fund, the Income Fund had no disagreement with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Cohen would have caused Cohen to make reference to the disagreement in a Cohen report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

With respect to the Income Fund, Cohen’s audit opinions, including for the fiscal year ended June 30, 2023, did not contain either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last fiscal year of the Income Fund, neither the Income Fund nor anyone on their behalf has consulted Tait on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Income Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Income Fund requested Cohen to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter will be filed as an Exhibit to the Form N-CSR filing.

Availability of Additional Information

You can find additional information about the Income Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.imsfunds.com. You can also request this information by contacting us at (877)244-6235.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund.

ITEM 2.	CODE OF ETHICS

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $25,000 with respect to the registrant’s fiscal years ended June 30, 2024 and June 30, 2023, respectively. The June 30, 2024 fees were paid to Tait Weller & Baker, LLP and the June 30, 2023 fees were paid to Cohen and Company, Ltd..

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $5,000 and $4,000 with respect to the registrant’s fiscal years ended June 30, 2024 and June 30, 2023, respectively. As it pertains to the June 30, 2024 tax fees, $3,000 of the fees were paid to Tait Weller & Baker, LLP and the services comprising these fees are the preparation of the registrant’s 2024 federal income and excise tax returns; and, $2,000 of the fees were paid to Cohen & Company, Ltd and were to allow Tait Weller & Baker, LLP to review prior year tax returns and workpapers that were prepared by Cohen & Company, Ltd. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The June 30, 2023 fees were paid to Cohen & Company, Ltd. and the services comprising these fees were the preparation of the registrant’s 2023 federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended June 30, 2024 and $0 for the fiscal year ended June 30, 2023 for the IMS Family of Funds.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2024 and June 30, 2023 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual financial statements and other information filed under item 7 of this form.

ITEM 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

IMS Capital Value Fund IMS Strategic Income Fund

Annual Financial Statements and Other Information

June 30, 2024

Fund Adviser:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMPORTANT NOTE: The SEC adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual reports (the "Reports"). The Reports are now streamlined to highlight key information about the Funds. Certain information previously included in the Reports, including the Funds' financial statements, will no longer appear in the Reports, but will be available online within the Annual and Semi-Annual Financial Statements and Other Information, delivered free of charge, and filed with the SEC.

IMS Capital Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2024

COMMON STOCK - 100.20%	Shares	Value

Communication Services - 18.27%
Alphabet, Inc. - Class C	16,000	$2,934,720
Meta Platforms, Inc. - Class A	8,200	4,134,604
Verizon Communications, Inc.	26,000	1,072,240
Walt Disney Co.	12,400	1,231,196
		9,372,760
Consumer Discretionary - 14.74%
Amazon.com, Inc. (a)	14,560	2,813,720
Dutch Bros., Inc. - Class A (a)	33,100	1,370,340
Home Depot, Inc.	2,720	936,333
NIKE, Inc. - Class B	12,000	904,440
Starbucks Corp.	19,762	1,538,472
		7,563,305
Consumer Staples - 2.51%
Costco Wholesale Corp.	700	594,993
PepsiCo, Inc.	4,200	692,706
		1,287,699
Energy - 2.21%
Chevron Corp.	4,900	766,458
Exxon Mobil Corp.	3,200	368,384
		1,134,842
Financials - 11.58%
Bank of America Corp.	27,900	1,109,583
Charles Schwab Corp.	11,530	849,646
U.S. Bancorp	36,000	1,429,200
Wells Fargo & Co.	43,000	2,553,770
		5,942,199
Health Care - 9.75%
AbbVie, Inc.	7,600	1,303,552
Amgen, Inc.	3,000	937,350
Johnson & Johnson	6,500	950,040
Pfizer, Inc.	21,500	601,570
UnitedHealth Group, Inc.	2,379	1,211,529
		5,004,041
Industrials - 9.37%
Boeing Co. (a)	10,720	1,951,147
GE Vernova, Inc. (a)	3,537	606,631
General Electric Co.	14,150	2,249,425
		4,807,203

IMS Capital Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2024

COMMON STOCK - 100.20% (continued)	Shares	Value

Information Technology - 29.24%
Adobe, Inc. (a)	2,700	$1,499,958
Advanced Micro Devices, Inc. (a)	5,500	892,155
Apple, Inc.	10,000	2,106,200
Broadcom, Inc.	590	947,263
Intel Corp.	23,600	730,892
Microsoft Corp.	6,300	2,815,785
NVIDIA Corp.	40,000	4,941,600
QUALCOMM, Inc.	5,388	1,073,182
		15,007,035
Utilities - 2.53%
Hawaiian Electric Industries, Inc.	50,700	457,314
NextEra Energy, Inc.	11,900	842,639
		1,299,953

TOTAL COMMON STOCK (Cost $32,462,434)		51,419,037

INVESTMENTS AT VALUE (Cost $32,462,434) - 100.20%		$51,419,037

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.20)%		(100,787)

NET ASSETS - 100.00%		$51,318,250

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

COMMON STOCK - 14.58%	Shares	Value

Communication Services - 3.94%
Comcast Corp. - Class A	6,500	$254,540
Verizon Communications, Inc.	6,100	251,564
		506,104
Consumer Discretionary - 1.08%
Leggett & Platt, Inc.	12,100	138,666

Financials - 3.78%
Lincoln National Corp.	7,700	239,470
US Bancorp	6,200	246,140
		485,610
Health Care - 1.90%
Bristol-Myers Squibb Co.	5,900	245,027

Information Technology - 1.96%
Cisco Systems, Inc.	5,300	251,803

Materials - 1.92%
FMC Corp.	4,300	247,465

TOTAL COMMON STOCK (Cost $2,000,293)		1,874,675

CORPORATE BONDS - 56.82%	Principal Amount

AT&T, Inc., 3.650%, due 09/15/2059	$650,000	438,738
Broadcom, Inc., 3.500%, due 02/15/2041 (a)	600,000	461,728
Corning, Inc., 5.450%, due 11/15/2079	500,000	462,740
Enterprise Products Operating LLC, 8.574%, due 08/16/2077 (b)	326,000	324,357
Ford Motor Co., 4.750%, due 01/15/2043	700,000	568,253
Mattel, Inc., 6.200%, due 10/01/2040	600,000	591,915
Navient Corp., 5.625%, due 08/01/2033	675,000	539,344
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	525,024
Occidental Petroleum Corp., 6.450%, due 09/15/2036	500,000	522,550
Paramount Global, 4.900%, due 08/15/2044	700,000	488,610
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/2028 - Liberia	700,000	654,434
Service Properties Trust, 3.950%, due 01/15/2028	725,000	607,214
Staples, Inc., 10.750%, due 04/15/2027 (a)	750,000	670,913
Verizon Communications, Inc., 3.000%, due 11/20/2060	750,000	451,594

TOTAL CORPORATE BONDS (Cost $7,649,417)		7,307,414

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

STRUCTURED NOTES - 14.91%	Principal Amount	Value

Bank of Montreal Callable Barrier Notes - Series G, 6.000%, due 07/17/2028 - Canada (b) (c) (h)	$600,000	$559,320
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 0.000%, due 04/16/2035 (b) (d) (h)	190,000	142,462
Citigroup Global Markets Holdings, Inc., Callable Range Accrual Notes, 0.000%, due 03/18/2037 (b) (e) (h)	550,000	411,510
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 02/26/2036 (b) (f) (h)	500,000	274,100
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Notes, 10.000%, due 10/29/2038 - France (b) (g) (h)	550,000	530,915

TOTAL STRUCTURED NOTES (Cost $2,374,890)		1,918,307

GOVERNMENT BONDS - 14.97%

United States Treasury Bond, 4.125%, 08/15/2053	2,055,000	1,925,599

TOTAL GOVERNMENT BONDS (Cost $1,967,694)		1,925,599

INVESTMENTS AT VALUE (Cost $13,992,294) - 101.28%		$13,025,995

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (1.28)%		(164,406)

NET ASSETS - 100.00%		$12,861,589

Percentages are stated as a percent of net assets.

(a) Security exempted from registration under Rule 144A of the Securities Act of 1933.  The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b) Variable rate security. Rate shown represents the rate in effect at June 30, 2024.

(c) The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.50% per quarter (approximately 6.00% per annum) if the closing level of each of the NASDAQ 100® Index and the Russell 2000® Index (each, a “Reference Asset” and, collectively, the “Reference Assets”) Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(d) Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index, the Russell 2000® Index and Dow Jones Industrial AverageTM, on that day is greater than or equal to its accrual barrier level.

(e) Contingent interest will accrue on the securities during each accrual period at the contingent rate of 13.000% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the SOFR CMS spread is greater than or equal to the SOFR CMS spread barrier (meaning that SOFR CMS30 is greater than or equal to SOFR CMS2) on that day and (ii) the closing level of each underlying index, the EURO STOXX® Banks Index and the S&P 500® Index, on that day is greater than or equal to its accrual barrier level. Accordingly, the accrual of interest during each accrual period will be contingent on the SOFR CMS spread and the level of each underlying index.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

(f) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index, the S&P 500® Index and EURO STOXX® 50 Index, on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

(g) The interest rate during the first five years is a fixed rate of 10.00% per annum and after the first five years to maturity or early redemption by the issuer, at the Variable Coupon Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum.  The Variable Coupon Rate for each Coupon Period will be linked to the Reference Rate for that period, which is the difference between the 30 Year USD SOFR ICE Swap Rate and 2 Year USD SOFR ICE Swap Rate.

(h) This security is currently valued by the Adviser using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee.  The aggregate value of such securities is $1,918,307 which represents 14.91% of net assets.

The following abbreviations are used in this portfolio:

Ltd. - Limited

LLC - Limited Liability Corporation

CMS - Constant Maturity Swap

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2024

	IMS Capital Value Fund	IMS Strategic Income Fund
Assets:
Investments in securities:
At cost	$32,462,434	$13,992,294
At value	$51,419,037	$13,025,995
Receivables:
Interest	2	191,040
Dividends	22,080	37,264
Prepaid expenses	10,175	10,541
Total assets	51,451,294	13,264,840

Liabilities:
Payables:
Line of credit borrowings	50,393	370,510
Due to Adviser	50,583	5,717
Due to administrator, fund accountant and transfer agent	12,669	7,709
Accrued trustee fees	2,508	2,508
Accrued expenses	16,891	16,807
Total liabilities	133,044	403,251
Commitments and contingencies (a)
Net Assets	$51,318,250	$12,861,589

Net Assets consist of:
Paid-in capital	$29,630,188	$39,421,985
Total distributable earnings (accumulated deficit)	21,688,062	(26,560,396)
Total Net Assets	$51,318,250	$12,861,589

Shares outstanding (unlimited number of shares authorized, no par value)	1,463,584	6,274,038
Net asset value and offering price per share	$35.06	$2.05
Minimum redemption price per share (b)	$34.88	$2.04

(a) See Note 4 in the Notes to Financial Statements.

(b) A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2024

	IMS Capital Value Fund	IMS Strategic Income Fund

Investment income:
Dividends (net of foreign withholding taxes of $0 and $558, respectively)	$620,855	$602,845
Interest	45,102	631,389
Total investment income	665,957	1,234,234

Expenses:
Investment Adviser fees (a)	537,952	155,557
Accounting, administration and transfer agent fees and expenses (a)	147,342	84,260
Printing expenses	18,799	18,448
Legal expenses	18,762	18,762
Trustee fees and expenses	17,449	17,449
Insurance expenses	12,796	4,007
Audit expenses	12,500	12,500
Custodian expenses	9,357	8,086
Miscellaneous expenses	9,267	7,837
Compliance fees (a)	9,095	9,095
Pricing expenses	6,446	16,788
Registration expenses	5,930	9,639
Shareholder networking fees	5,701	1,651
Interest expenses	4,808	4,438
Total expenses	816,204	368,517
Plus: Expenses recouped (Less: fees waived/expenses reimbursed) by Adviser (a)	6,180	(123,337)
Net expenses	822,384	245,180

Net Investment Income (Loss)	(156,427)	989,054

Realized and unrealized gain (loss) on investment securities:
Net realized gain (loss) on investment securities	3,469,268	(2,422,324)

Change in unrealized appreciation on investment securities	9,588,687	2,204,364

Net realized and unrealized gain (loss) on investment securities	13,057,955	(217,960)

Net Increase in Net Assets Resulting from Operations	$12,901,528	$771,094

(a) See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

Year Ended
June 30, 2024
Increase (decrease) in cash:
Cash flows from operating activities:
Increase in net assets resulting from operations	$771,094
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Return of capital dividends received	10,652
Litigation settlements received	27
Accretion of discount/Amortization of premium, net	(42,514)
Purchase of investment securities	(64,160,419)
Proceeds from disposition of investment securities	62,390,339
Sells of short-term investment securities, net	372,836
Increase in dividends and interest receivable	(40,961)
Increase in prepaid expenses	(167)
Decrease in accrued expenses	(123)
Net unrealized depreciation on investment securities	(2,204,364)
Net realized gain on investment securities	2,422,324
Net cash provided by operating activities	(481,276)

Cash flows from financing activities:
Proceeds from loan	5,487,525
Payments on loan	(5,117,016)
Proceeds from Fund shares sold	738,291
Payment on Fund shares redeemed	(617,891)
Cash distributions paid	(9,633)
Net cash used for financing activities	481,276

Net increase in cash	$—

Cash:
Beginning of year	$—
End of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $833,397.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $4,438.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2024	June 30, 2023
Increase (Decrease) in Net Assets due to:
Operations:
Net investment loss	$(156,427)	$(318,646)
Net realized gain (loss) on investment securities	3,469,268	(316,548)
Change in unrealized appreciation on investment securities	9,588,687	10,269,759
Net increase in net assets resulting from operations	12,901,528	9,634,565

Capital share transactions:
Proceeds from shares purchased	2,269,724	462,146
Reinvestment of distributions	—	—
Amount paid for shares redeemed	(4,625,561)	(3,402,589)
Proceeds from redemption fees	176	604
Net decrease in net assets from share transactions	(2,355,661)	(2,939,839)

Total Increase in Net Assets	10,545,867	6,694,726

Net Assets:
Beginning of year	$40,772,383	34,077,657

End of year	$51,318,250	$40,772,383

Capital Share Transactions
Shares purchased	77,481	19,969
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(162,258)	(151,681)
Net decrease in capital shares	(84,777)	(131,712)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2024	June 30, 2023
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$989,054	$825,540
Net realized loss on investment securities	(2,422,324)	(237,371)
Change in unrealized appreciation on investment securities	2,204,364	170,556
Net increase in net assets resulting from operations	771,094	758,725

Distributions to shareholders from:
Distributable earnings	(843,030)	(850,355)
Total Distributions	(843,030)	(850,355)

Capital share transactions:
Proceeds from shares purchased	738,291	306,265
Reinvestment of distributions	833,397	838,481
Amount paid for shares redeemed	(617,891)	(787,151)
Proceeds from redemption fees	—	491
Net increase in net assets from share transactions	953,797	358,086

Total Increase in Net Assets	881,861	266,456

Net Assets:
Beginning of year	$11,979,728	11,713,272

End of year	$12,861,589	$11,979,728

Capital Share Transactions
Shares purchased	358,250	147,213
Shares issued in reinvestment of distributions	406,458	403,098
Shares redeemed	(297,662)	(381,620)
Net increase in capital shares	467,046	168,691

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net Asset Value, Beginning of Year	$26.33	$20.28	$30.88	$22.50	$23.47

Investment Operations:
Net investment income (loss)	(0.11)	(0.22)	(0.30)	(0.18)	0.06
Net realized and unrealized gain (loss) on investments	8.84	6.27	(6.76)	9.13	0.21
Total from investment operations	8.73	6.05	(7.06)	8.95	0.27

Less Distributions to Shareholders:
From net investment income	—	—	—	(0.04)	—
From net realized capital gains	—	—	(3.54)	(0.53)	(1.24)
Total distributions	—	—	(3.54)	(0.57)	(1.24)

Paid in capital from redemption fees (a) (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$35.06	$26.33	$20.28	$30.88	$22.50

Total Return (c)	33.16%	29.83%	(26.27)%	40.16%	0.77%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$51,318	$40,772	$34,078	$45,354	$31,243

Ratio of expenses to average net assets: (d)	1.85%	1.96%	1.82%	1.85%	1.88%

Ratio of expenses to average net assets before recoupment, waiver and/or reimbursement: (d)	1.84%	1.98%	1.82%	1.85%	1.88%

Ratio of net investment income (loss) to average net assets: (d)	(0.35)%	(0.87)%	(1.10)%	(0.69)%	0.26%

Ratio of net investment income (loss) to average net assets before recoupment, waiver and/or reimbursement: (d)	(0.34)%	(0.89)%	(1.10)%	(0.69)%	0.26%

Portfolio turnover rate	20.76%	22.21%	37.16%	79.58%	263.64%

(a)	The average shares method was used to calculate redemption fees.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.01% of interest expense during the years ended June 30, 2024, June 30, 2023, June 30, 2021 and June 30, 2020 and 0.002% during the year ended June 30, 2022.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2024		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net Asset Value, Beginning of Year	$2.06		$2.08	$2.78	$2.30	$2.61

Investment Operations:
Net investment income	0.16		0.15	0.18	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.03)		(0.02)	(0.71)	0.49 (a)	(0.31	)(a)
Total from investment operations	0.13		0.13	(0.53)	0.64	(0.16)

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.15)	(0.17)	(0.16)	(0.15)
Total distributions	(0.14)		(0.15)	(0.17)	(0.16)	(0.15)

Paid in capital from redemption fees (b)	0.00	(c)	0.00 (c)	—	—	0.00	(c)

Net Asset Value, End of Year	$2.05		$2.06	$2.08	$2.78	$2.30

Total Return (d)	6.53	%(e)	6.42%	(20.06)%	28.53%	(6.31)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$12,862		$11,980	$11,713	$15,188	$11,742

Ratio of expenses to average net assets: (e)	1.99%		1.98%	1.96%	1.95%	1.96%

Ratio of expenses to average net assets before waiver & reimbursement: (e)	2.99%		3.20%	2.77%	2.87%	3.62%

Ratio of net investment income to average net assets: (e)	8.01%		6.97%	6.85%	5.88%	6.58%

Ratio of net investment income to average net assets before waiver & reimbursement: (e)	7.01%		5.76%	6.03%	4.96%	4.92%

Portfolio turnover rate	530.27%		493.36%	477.02%	531.13%	390.29%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of subscriptions and redemptions in relation to fluctuating market values.
(b)	The average shares method was used to calculate redemption fees.
(c)	Represents less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(e)	The ratios include 0.04% of interest expense during the year ended June 30, 2024, 0.03% for the year ended June 30, 2023, 0.01% for the year ended June 30, 2022, 0.002% for the year ended June 30, 2021 and 0.01% for the year ended June 30, 2021.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2024

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment adviser of each Fund is IMS Capital Management, Inc. (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has evaluated the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2021, June 30, 2022 and June 30, 2023) and expected to be taken during the year ended June 30, 2024, and has concluded that no provision for income tax is required in these financial statements. As of and during the year ended June 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended June 30, 2024, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2020.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended June 30, 2024, the Funds made no reclassifications to increase (decrease) the components of net assets.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange. A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, structured notes and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. The Adviser has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2024:

	Valuation Inputs
Investments at Value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$51,419,037	$—	$—	$51,419,037
Total	$51,419,037	$—	$—	$51,419,037

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2024:

	Valuation Inputs
Investments at value	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock*	$1,874,675	$—	$—	$1,874,675
Corporate Bonds	—	7,307,414	—	7,307,414
Government Bonds		1,925,599		1,925,599
Structured Notes	—	—	1,918,307	1,918,307
Total	$1,874,675	$9,233,013	$1,918,307	$13,025,995

* Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2023	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2024
Structured Notes	$3,461,698	$(1,324,991)	$2,417	$1,376,033	$550,000	$(2,146,850)	$—	$—	$1,918,307
Total	$3,461,698	$(1,324,991)	$2,417	$1,376,033	$550,000	$(2,146,850)	$—	$—	$1,918,307

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2024:

Quantitative information about Level 3 fair value measurements

	Fair value at 06/30/2024	Valuation technique(s)	Unobservable input	Range
Structured Notes	$1,918,307	Vendor Pricing	Broker quotes (1)	$54.82–$96.53

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2024 was $1,376,033 as shown below.

Total Change in Unrealized Appreciation
Structured Notes	$1,376,033
Total	$1,376,033

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board.

The Adviser has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired funds fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act) to not more than 1.95% through at least October 31, 2025. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years from the date of the waiver or reimbursement, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of repayment. Before October 31, 2025, the agreement cannot be terminated without approval by the Funds’ Board.

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2024, as well as amounts due to the Adviser at June 30, 2024.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

	Value Fund	Income Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%
Management fees earned	$537,952	$155,557
Expenses recouped (fees waived and expenses reimbursed)	$6,180	$(123,337)
Payable to Adviser	$50,583	$5,717

The amounts subject to repayment by the Funds pursuant to the aforementioned conditions, are as follows:

Fund	Amount	Expires June 30,
Income Fund	$115,814	2025
Income Fund	$143,567	2026
Income Fund	$123,337	2027

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; and (j) maintaining shareholder account records.

For the year ended June 30, 2024, the Funds accrued servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$147,342
Income Fund	$84,260

The Funds have also entered into a CCO Service Agreement (the “CCO Agreement”) with M3Sixty to provide Chief Compliance Officer (“CCO”) services to the Funds. For the year ended June 30, 2024, the Funds accrued CCO servicing fees as follows:

Fund	CCO Service Fees
Value Fund	$9,095
Income Fund	$9,095

Certain officers and a Trustee of the Trust are also employees and officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the year ended June 30, 2024.

The Distributor is not affiliated with the Adviser. The Distributor is an affiliate of M3Sixty.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2024, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at SOFR plus 1.500%. Maximum borrowings for each Fund are lesser of $2,000,000 or 10% of the Fund’s daily investments at value. Total borrowings for the Funds cannot exceed $2,000,000 at any time. The current agreement expires on September 1, 2024. Borrowing information as-of and during the year ended June 30, 2024 were as follows:

	Value Fund	Income Fund
Maximum available bank line of credit as of June 30, 2024	$2,000,000	$1,302,599
Average borrowings for the period	$128,421	$309,292
Average interest rate for the period	6.936%	6.935%
Highest balance drawn during the period	$845,672	$876,020
Interest rate at June 30, 2024	6.930%	6.930%
Line of credit borrowing at June 30, 2024	$50,393	$370,510

NOTE 6. INVESTMENTS

For the year ended June 30, 2024 purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund
Purchases	$9,800,461	$64,160,419
Sales	$9,020,938	$62,390,339

In the Income Fund, the cost of purchases and proceeds from sales of U.S. Government securities during the year ended June 30, 2024, were $1,967,663 and $0, respectively. The Value Fund had no U.S. Government security transactions during the year ended June 30, 2024.

As of June 30, 2024, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$20,128,449	$104,975
Gross (Depreciation)	(1,171,846)	(1,071,274)
Net Appreciation (Depreciation) on Investments	$18,956,603	$(966,299)
Tax Cost	$32,462,434	$13,992,294

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2024, NFS LLC (“NFS”) and Charles Schwab & Co., Inc. (“Schwab”) held, for the benefit of their customers, greater than 25% of the Funds’ voting securities. As a result, both NFS and Schwab may be deemed to control the Funds. The percentages of voting securities of the Funds held by NFS and Schwab as of June 30, 2024 were as follows:

	Value Fund	Income Fund
NFS	37.19%	35.41%
Schwab	43.17%	58.72%

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund – For the year ended June 30, 2024 and the year ended June 30, 2023, the Value Fund paid no distributions.

Income Fund – For the year ended June 30, 2024, the Income Fund paid monthly distributions totaling $0.140 per share.

For the year ended June 30, 2023, the Income Fund paid monthly distributions totaling $0.150 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2024 and for the fiscal year ended June 30, 2023, were as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023
Ordinary Income	$843,030	$850,355
Total Distributions paid	$843,030	$850,355

The Funds’ distributable earnings are determined only at fiscal year end. As of June 30, 2024, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Value Fund	Income Fund
Undistributed net investment income	$652,807	$146,024
Deferred capital and other losses	(86,082)	(268,499)
Accumulated realized capital gains (losses)	2,164,734	(25,471,622)
Net unrealized appreciation (depreciation)	18,956,603	(966,299)
	$21,688,062	$(26,560,396)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “Deferred capital and other losses” above.

As of June 30, 2024, deferred capital and other losses noted above consist of:

	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$—	$86,082
Income Fund	268,499	—

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2024, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund
No expiration – short-term	$—	$8,240,491
No expiration – long-term	—	17,231,131
	$—	$25,471,622

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. During the year ended June 30, 2024, the Value Fund utilized $86,071 of long-term capital loss carryforwards and the Income Fund did not utilize any capital loss carryforwards.

NOTE 10. STRUCTURED NOTES

The Income Fund invests in certain structured products, including interest rate or index-linked notes. These structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may lose some of its principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

At June 30, 2024, the aggregate value of such securities amounted to $1,918,307 or 14.91% of the net assets of the Income Fund.

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Valuation Designee, subject to oversight by the Board. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2024

NOTE 11. RESTRICTED SECURITIES (continued)

At June 30, 2024, the aggregate value of such securities amounted to $1,132,641 or 8.81% of the net assets of the Income Fund.

	Acquisition Date	Principal Amount	Amortized Cost	Value
Broadcom, Inc., 3.50%, due 02/15/2041, 144A	5/23/2023	$600,000	$445,938	$461,728
Staples, Inc., 10.75%, due 04/15/2027, 144A	4/12/2021 (a)	750,000	749,294	670,913
			$1,195,232	$1,132,641

(a)	Additional purchases were made on 6/3/2021 and 12/29/2021.

NOTE 12. SUBSEQUENT EVENTS

On July 15, 2024, the Income Fund declared a dividend of $62,721, which was paid on July 15, 2024.

On August 15, 2024 the Income Fund declared a dividend of $61,173, which was paid on August 15, 2024.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 13. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 14. NEW ACCOUNTING PRONOUNCMENTS

In September 2023, the SEC adopted a final rule relating to "Names Rule" under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments will become effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August 9, 2026 for Funds with less than $1 billion in assets. Management has determined that the Value Fund will be impacted by the rule, and it is currently considering options for compliance with the rule.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

IMS Capital Value Fund and IMS Strategic Income Fund

and the Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IMS Capital Value Fund and IMS Strategic Income Fund (the “Funds”), each a series of 360 Funds (the “Trust”), including the schedule of investments, as of June 30, 2024, the related statements of operations, the statements of changes in net assets, the statement of cash flows for IMS Strategic Income Fund, the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2024, the results of their operations, the changes in their net assets, the statement of cash flows for IMS Strategic Income Fund, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended June 30, 2023 and the financial highlights for each of the four years in the period ended June 30, 2023, have been audited by other auditors, whose report dated August 31, 2023 expressed unqualified opinions on such statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 29, 2024

TRUSTEES AND OFFICERS (Unaudited)

The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds.  This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at (800) 934-5550.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and year of birth, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Retired (2024-present); Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment Advisor) (2009–2024)	Seven	None
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Business Administration Officer, Minnesota Vikings (professional sports organization) (1999–present); Executive Vice President and Chief Financial Officer, MV Ventures, LLC (real estate developer) (2016-present)	Seven	IDX Funds (2015 –2021); FNEX Ventures (1 portfolio) (2018-2020)
Thomas J. Schmidt YOB: 1963	Trustee and Independent Chairman	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (2015–present)	Seven	Lind Capital Partners Municipal Credit Income Fund (1portfolio) (2021–present); FNEX Ventures (1 portfolio) (2018-2020)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013–present)	Seven	IDX Funds (2015 –2021)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of the Administrator.

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Gary W. DiCenzo YOB: 1962	Vice President	Since 2023	Chief Executive Officer, M3Sixty Capital, LLC (2023-present); Partner, Cognios Capital (investment management firm) (2015-2020), Chief Executive Officer (2015-2019); Founder, IMC Group, LLC (2010-2022)	N/A	360 Funds Trust (2014–2022); FNEX Ventures (2018–2020); Volt ETF Trust (2021-2022)
Richard Yates YOB: 1965	Chief Compliance Officer and Secretary	Since 2021	President, M3Sixty Enterprises (2024-present); Chief Legal Officer and Chief Compliance Officer, M3Sixty Capital (2024-present); Of Counsel, McElroy Deutsch (2020–2024); Head of Compliance, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, IDX Funds (2021–2022); Founder, The Yates Law Firm (2018–2020)	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Treasurer	Since 2021	H ead of Operations, M3Sixty Administration, LLC (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–2021); Treasurer, Tactical Investment Series Trust (2022-present); Assistant Treasurer, 360 Funds Trust (2017–2021); Chief Accounting Officer, Amidex Funds, Inc. (2003–2020); Assistant Treasurer, IDX Funds (2017–2021; Assistant Treasurer, WP Funds Trust (2017–2021)	N/A	N/A
Tim Easton YOB: 1968	Anti-Money Laundering (“AML”) Officer	Since 2024	Chief Operating Officer, M3Sixty Distributors, LLC (2024 –present); Head of Transfer Agency, M3Sixty Administration, LLC (2022 – present); Self Employed (2020 – 2022); Head of Sales, M3Sixty Administration, LLC (2019 – 2020)	N/A	N/A

OTHER INFORMATION (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the SEC’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the year ended June 30, 2024, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Value Fund and Income Fund intend to designate up to a maximum amount of $0 and $843,030, respectively, as taxed at a maximum rate of 20%.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2025 to determine the calendar year amounts to be included on their 2024 tax returns. Shareholders should consult their own tax advisors.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Change in Independent Registered Public Accounting Firm

The Audit Committee of the Board has approved and selected (and the Board has approved) Tait Weller & Baker, LLP (“Tait”) to replace Cohen & Company, Ltd. (“Cohen”) as the Funds' independent registered public accounting firm for the Funds' fiscal year ended June 30, 2024. Through the past fiscal year and through the date of Cohen’s replacement as auditor of the Funds, the Funds had no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Cohen would have caused Cohen to make reference to the disagreement in a Cohen report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

With respect to the Funds, Cohen’s audit opinions, including for the fiscal year ended June 30, 2023, did not contain either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last fiscal year of the Funds, neither the Funds nor anyone on their behalf has consulted Tait on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds' financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Funds requested Cohen to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as an Exhibit to the Form N-CSR filing.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies

N/A

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Trustee fees paid by the Funds are within Item 7. Statements of Operations as Trustee fees and expenses.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract

Approval of the Renewal of the Investment Advisory Agreement

At a meeting held on April 24, 2024 (the “Meeting”), the Board considered the renewal of the Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser. Legal counsel (“Counsel”) noted that the 1940 Act requires the approval of an investment advisory agreement with the Trust by a majority of the Independent Trustees.

Legal counsel reviewed with the Board a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement between the Trust and the Adviser concerning the Funds. Legal counsel discussed with the Trustees the types of information and factors that they should consider to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest (collectively, the “Material Factors”).

In assessing these factors and reaching its decisions, the Board considered information furnished for its review and consideration throughout the year at Board meetings, as well as information prepared or presented in connection with the annual renewal process, including information in the Adviser’s presentation during the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including (i) reports regarding the services and support provided to the Funds and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Funds from the Adviser; (iii) periodic commentary on the Funds’ performance; (iv) presentations about the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the Material Factors set forth above.

The Board also requested and received various informational materials including, without limitation: (i) documents about the Adviser, including its financial condition, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by the Adviser from its relationship with the Funds. In addition, the Board had an extensive discussion with the Adviser regarding the matters discussed below.

(1)        The nature, extent, and quality of the Adviser’s services.

The Board considered the Adviser’s contractual duties and responsibilities. The Board reviewed the services provided by the Adviser to the Funds, including, without limitation, the Adviser’s processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow assets, and assist in the distribution of the Funds’ shares. The Board considered the Adviser’s personnel and operating methods, succession plans, the education and experience of its staff, and its compliance program. The Board also considered the Adviser’s commitment to dedicating appropriate resources to support the Funds’ operations. The Board noted the impact of recent SEC rules on the Funds and the Adviser, including the amendments to Rule 35d-1. After reviewing the preceding and further information, including the expanded ownership program at the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Funds.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

Approval of the Renewal of the Investment Advisory Agreement (continued)

(2)	Investment Performance of the Funds and the Adviser.

The Board compared the short- and long-term performance of the Funds to its benchmark, comparable funds with similar objectives and size managed by other investment advisers (its “peer group”), and comparable funds of different sizes but with similar objectives (its “Morningstar category”). The Board also considered the consistency of the Adviser’s management of the Funds with its investment objective and policies.

Relative to its benchmark, the S&P 500® Index, peer group, and Morningstar category, the Value Fund outperformed during the most recent year but underperformed for the three-, five-, and ten-year periods, each ended March 31, 2024. For the Income Fund, the Board noted that it had underperformed its category average and median for all periods ended March 31, 2024. Relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond® Index, the Board noted that the Income Fund had underperformed for the ten-year period but overperformed for the one- three- and five-year periods. Relative to its peer group, the Income Fund performed well for all periods except the ten-year period.

After considering each Fund’s performance relative to its primary benchmark, peer group, and category, the Board concluded that the Funds’ performance was within a reasonable range and satisfactory.

(3)	The costs of the services provided and profits realized by the Adviser from the relationship with the Funds.

The Board considered the Adviser’s staffing, personnel, and operating methods; the Adviser’s financial condition and its level of commitment to the Funds; the asset levels of the Funds; and the overall expenses of the Funds. The Trustees considered the financial statements of the Adviser and the financial stability and productivity of the firm. The Board considered the Adviser’s strategic plans to manage costs related to its operations. The Trustees considered the fees and expenses of the Funds (including the management fee) relative to its category as of March 25, 2024. The Board noted that each Fund’s management fee and net expense ratios were above their respective category averages and median but substantially below the maximum and, therefore, within a reasonable range in their category.

The Trustees recognized that the Funds are smaller than most of their category constituents by a magnitude of 10 times or more, which affects the net expense ratios of the Funds and the Adviser’s ability to provide breakpoints in its management fee. The Trustees noted that regarding the Funds, the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit its annual operating expenses (with industry-standard exceptions) to not more than 1.95% through October 31, 2025. The Board also noted that while the Adviser realizes a reasonable profit for managing the Funds, the amount presented to the Board was reasonable and within a range that would have reflected an arm’s length negotiation. Following this analysis, further consideration, and discussion of the preceding, the Board concluded that the management fee and the Adviser’s profitability were fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the Funds’ fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increase, the shareholders of the Funds would benefit from the expense limitation arrangement. The Board noted that while a breakpoint schedule in the Advisory Agreement would be beneficial, such a feature only has benefits if the Funds’ assets were enough to realize the effect of the breakpoint. The Board further noted that lower expenses for the Funds’ shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board further noted that the Funds’ assets

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

Approval of the Renewal of the Investment Advisory Agreement (continued)

(5)	Possible conflicts of interest and benefits derived by the Adviser.

The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Funds, the fact that the Adviser may utilize soft dollars, the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to identifying and mitigating possible conflicts of interest were satisfactory.

360 FUNDS

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

IMS Capital Management, Inc.

8995 S.E. Otty Road,

Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait Weller & Baker, LLP

Two Liberty Place

50 South 16th Street

Suite 2900

Philadelphia, PA 19102-2529

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

CUSTODIAN BANK

Huntington National Bank
41 South Street
Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable Fund is an open-end management investment company

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable at this time.

ITEM 16.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable, Fund is an open-end management investment company

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable at this time

ITEM 19.	EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(a)(4)	Letter from the Funds. former accountant pursuant to Item 304(a)(3) of Regulation S-K is filed herewith.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: September 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: September 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By: Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: September 3, 2024